Exhibit 10.2

AMENDMENT
TO THE
UNOVA, INC. RESTORATION PLAN

The UNOVA, Inc. Restoration Plan (the “Plan”) is hereby amended in the following manner, in accordance with Section 11.1 of the Plan, and effective as of June 30, 2006, except where another date is provided herein.

1.                                       Section 3.27 is hereby amended by adding the following new definition with all subsequent sections renumbered accordingly:

3.27         Rule of 70 Employee

The term Rule of 70 Employee shall have the same meaning as under Section 3.35 of the Intermec Pension Plan, except that, for purposes of this Plan, such individual must also be an Affected Employee.

2.                                       Section 4.1 is hereby amended by adding the following new paragraph at the end thereof:

Notwithstanding the preceding sentence, any Affected Employee who, on or after July 1, 2006, commences employment with, or is re-hired by, the Company shall not be eligible to participate in the Plan.

3.                                       Section 6.4 is hereby amended by adding the following new paragraph at the end thereof:

Notwithstanding the above, effective June 30, 2006, each Affected Employee who is actively employed on such date who is not a Rule of 70 Employee will be 100% vested in his annual retirement benefit under the Plan.

4.                                   Section 6 is hereby amended by adding the following new subsection at the end thereof:

6.6                                 Benefit Freeze for Affected Employees other than Rule of 70 Employees

Notwithstanding the above, effective July 1, 2006, no further benefits shall accrue under Section 6.1, 6.2 or 6.3 of the Plan with regard to any Affected Employee who is not a Rule of 70 Employee.

IN WITNESS WHEREOF, INTERMEC, Inc., by its duly authorized representative, has caused this Amendment to be executed in its name and on its behalf on this 29th day of June, 2006.

INTERMEC, INC.

By	/s/ Larry D. Brady
Larry D. Brady
President and Chief Executive Officer